REGIONS MORGAN KEEGAN SELECT FUNDS

                REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND
                    REGIONS MORGAN KEEGAN SELECT GROWTH FUND
                 REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND
                     REGIONS MORGAN KEEGAN SELECT VALUE FUND
                   REGIONS MORGAN KEEGAN SELECT BALANCED FUND
                 REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND
         REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND
         REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND
             REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND
            REGIONS MORGAN KEEGAN SELECT GOVERNMENT MONEY MARKET FUND

                         Supplement dated July 27, 2005
                                     to the
          Prospectus dated April 1, 2005, as supplemented July 6, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS FOR REGIONS MORGAN KEEGAN SELECT FUNDS DATED APRIL 1, 2005. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The last two paragraphs on page 63 are deleted and the following information is inserted in their place:

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, a Fund may redeem Shares in your account and pay you the proceeds if your account balance falls below the required minimum initial investment amount due to exchanges and redemptions. Before Shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional Shares to meet the minimum.

SHARE CERTIFICATES

The Funds do not issue share certificates.

TAX INFORMATION

The Funds send you a timely statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that INTERMEDIATE TAX EXEMPT BOND FUND distributions will be primarily dividends that are exempt from federal income tax; however, the Fund's income distributions may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

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The  other  Funds  distribute   taxable   dividends  and  capital  gains.   Fund
distributions are expected to be primarily dividends for the LIMITED MATURITY FIXED INCOME FUND, INTERMEDIATE TAX EXEMPT BOND FUND, TREASURY MONEY MARKET FUND, and GOVERNMENT MONEY MARKET FUND, and both dividends and capital gains for all other Funds. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Capital gains distributions are taxable at different rates depending upon the length of time a Fund holds its assets. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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